EXHIBIT B

		           MONTHLY PAYMENT INSTRUCTIONS AND
		             NOTIFICATION TO THE TRUSTEE

		         THE PRUDENTIAL BANK AND TRUST COMPANY

		            PB&T MASTER CREDIT CARD TRUST II

			      SERIES 1994-B, CLASS I


	The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994, the Series 1994-A Supplement dated as of August 1, 1994, and the Series 1994-B Supplement dated December 8, 1994
(collectively, the "Pooling and Servicing Agreement") by and between PB&T and Bankers Trust as trustee, (the "Trustee"), does hereby certify as follows:

	A)	Capitalized terms used in this notice
have their respective meanings set forth in the
Pooling and Servicing Agreement;	provided,
that the "Preceding Monthly Period"
shall mean the calendar month in which this notice and subsections are references to the respective sections and subsections of the Pooling and Servicing
Agreement.
This notice is delivered pursuant to Section 4.08 of the Pooling and Servicing Agreement.

	B)	PB&T is the Servicer under the Pooling
and Servicing
		Agreement.

	C)	The undersigned is a Servicing Officer.

	D)	The date of this notice is a Determination
Date under the
		Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

	Pursuant to Section 4.08, the Servicer does
hereby instruct the Trustee (i) to make a
withdrawal from the Series Finance Charge
Account on October 11, 1996 which date is a
Transfer Date under the	Pooling and Servicing
Agreement, in an aggregate amount as set forth
below in respect to the following amounts and
(ii) to apply the	proceeds of such withdrawal
in accordance with Section 4.08:

	A) 	Pursuant to subsection 4.08 (a):
		(1) Interest at the Certificate Rate
		for the preceding Monthly Period on
		the Investor Interest ........1,845,706.11

		(2) Deficiency Amounts ......	$0.00

	B)	Pursuant to subsection 4.08(b):
		(1) The Investor Monthly Servicing Fees
		for the preceding Monthly Period ....
$683,333.33

		(2) Accrued and unpaid Investor
		Monthly Servicing Fees ........
 ..	$0.00

	C)	Pursuant to subsection 4.08 (c):
		(1) The Operating Fee Expense for the
		preceding Monthly Period....
 ....$20,500.00

		(2) Accrued and unpaid Operating Fees ....$0.00

	D)	Pursuant to subsection 4.08 (d):
		(1) The Monthly Enhancement Fee for the
		preceding Monthly 				Period..............$15,033.33

		(2) Accrued and unpaid Enhancement Fees ...$0.00

	E)	Pursuant to subsection 4.08 (e):
		(1) The Program Fee for the
		preceding Monthly 		Period.....................$84,016.39

		(2) Accrued and unpaid Program Fees ...................					$0.00

	F)	Pursuant to subsection 4.08 (f):

		Aggregate Investor Default Amount for
		the preceding Monthly Period ......$3,439,373.67

	G)	Pursuant to subsection 4.08 (g):

		Unreimbursed Investor Chargeoffs ............$0.00

	H)	Pursuant to subsection 4.08(h):

		(1) Pay to the LOC Issuer for application in
accordance with the Reimbursement 	Agreement......$2,063,187.60

		Total .....	$2,063,187.60



				B-2
Pursuant to Section 4.10, during an Amortization
Period,
 the Servicer does hereby instruct the Trustee
(i) to make a withdrawal from the Series
Principal Account on 10/11/96,
which is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10:

	A)	During General Amortization Period:
		(1) Monthly Total Percentage Allocation
		for preceding Monthly Period ................	$0.00

		(2)  Available Shared Principal Receivable from
		other Principal Sharing Series in Group One....$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS FROM
THE CASH COLLATERAL ACCOUNT

Pursuant to Section 4.11 and subsection 4.11(c), the Servicer hereby notifies the Trustee to make withdrawals on 10/11/96, the Transfer date of the current calendar month, from the Cash Collateral Account in an aggregate amount as set forth in C.
below and to deposit such
amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of
	Collections of Finance Charge Receivables,
	(ii) amounts deposited with respect to
	Cardholder Fees, Recoveries, Discount Option
	Receivables, Ineligible Finance Charge
	Receivables and Interchange and (iii) interest
	on amounts in collection accounts, allocated
	to the Series Finance Charge Account for the
	preceding Monthly Period ...	$8,151,150.44


				B-3

B.	The sum of (a) Certificate Interest accrued
	during the preceding Monthly Period (plus any
	past due Certificate Interest), plus (b) the
	Investor Monthly Servicing Fee for the
	preceding Monthly Period (plus any past due
	Investor Monthly Servicing Fee), plus (c)
	the Operating Fee Expense (plus any past due
	Operating Fee Expense), plus (d) the Monthly
	Enhancement Fee (plus any past due Monthly
Enhancement
	Fee), plus (e) the Program Fee
(plus any past due
	Program Fees), plus (f) the Aggregate
Investor
	Default Amount, if any, for the preceding
	Monthly Period ...............$6,087,962.84

C.	The excess, if any, of B over A (the "Total
	Withdrawal Amount") .............$0.00

D.	The excess, if any, of A over B (the Excess
	Deposits due to Seller) .........................$2,063,187.60


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


	A)	Subsection 4.08 (a):
		The aggregate amount of all Deficiency
		Amounts .........$0.00

	B)	Subsection 4.08 (b):
		The aggregate amount of all accrued and
		unpaid Investor Monthly Servicing Fees ....$0.00

	C)	Subsection 4.08 (c):
		The aggregate amount of all accrued and
		unpaid Operating Fee Expenses..........$0.00

				B-4
	D)	Subsection 4.08 (d):
		The aggregate amount of all accrued and
		Monthly Enhancement Fees.................	$0.00

	E)	Subsection 4.08 (e):
		The aggregate amount of all accrued and
		unpaid Program Fees....................$0.00

	F)	Subsection 4.08 (f):
		The aggregate amount of all unreimbursed
		Investor Chargeoffs....................	$0.00


	IN WITNESS WHEREOF, the undersigned has
duly executed this
certificate this 7th day of October, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President


				B-5

							EXHIBIT C

			FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


				SERIES 1994-B, CLASS I

			  THE PRUDENTIAL BANK & TRUST COMPANY


			    PB&T MASTER CREDIT CARD TRUST II



Under Section 5.02 of the Pooling and
Servicing Agreement
dated as of
August 1, 1994 and the Series 1994-A
Supplement
dated August 1, 1994
and the Series 1994-B Supplement dated
December 8, 1994
(collectively, the "Pooling and Servicing Agreement")
 by and between
The Prudential Bank & Trust Company ("PB&T") and
Bankers Trust, as
trustee (the "Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to
Series 1994-B Certificateholders and the p erformance of the PB&T
Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the
Distribution Date of 10/15/96 and with respect to the performance of the Trust during the month of September is set forth below.
Certain information is presented on the
basis of an amount of $1,000
per series 1994-B Certificate (a "Certificate").
Certain other
information is presented based on the
aggregate amounts for the Trust
as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly
Distribution
		(Stated on the basis of $1,000 Original
Certificate
		Principal Amount.)

	1.	The total amount of the distribution to
		Certificateholders on 10/15/96,
		per $1,000 original certificate principal
		amount ...............	$4.50

	2.	The amount of the distribution set forth in
		paragraph 1 above in respect of interest on
		the Certificates, per $1,000 original
		certificate principal amount .......$4.50

	3.	The amount of the distribution set forth in
		paragraph 1 above in respect of principal of
		the Certificate, per $1,000 original
		certificate principal amount ..........$0.00


B.	Information Regarding the Performance of the Trust

	1.	Collection of Principal Receivables

		The aggregate amount of Collections on
		Principal Receivables processed during the
		month of September, 1996 which were allocated
		in respect of the Certificates ......$33,565,079.38

	2.	Deficit Controlled Amortization Amount $0.00

	3.	Principal Receivables in the Trust

	(a)	As of the end of the last day of September, 1996
		[the prior month] (distribution on the next
		Distribution Date will be allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) ...............	$919,758,770.30

		(2) The amount of Principal Receivables in the Trust represented by the Investor
		Interest of Series 1994-B. $410,000,000.00

		(3) The Investor Interest of Series 1994-B
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above ............	44.58%

	(b)	As of the end of the last day of August, 1996
		(distributions on this Distribution Date have been allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) ...........$925,993,524.73

		(2) The amount of Principal Receivables in
		the Trust represented by the Investor Interest
		of Series 1994-B ......$410,000,000.00

		(3) The Investor Interest of Series 1994-B
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above .......	44.28%

				C-2
	4.	Delinquent Balances

		The aggregate amount of outstanding balances
		in Accounts which were delinquent as of the
		end of the day on: 	9/30/96

	Receivables
	(a) 31 - 60 days:..............				$20,993,129.56 		2.28%

	(b) 61 - 90 days: .............				$13,497,457.86 		1.47%

	(c) 91 - 120 days: ............				$11,614,555.88 		1.26%

	(d) 121 - 150 days: ...........				$10,406,026.11 		1.13%

	(e) 151 - 180 days: ...........				$10,142,118.52 		1.10%

	(f) 181 - 190 days: ...........				$8,851,865.07 		0.96%

	Total:		$75,505,153.00 		8.21%

	5.	Investor Default Amount

		The aggregate amount of all defaulted
		Principal Receivables written off as
		uncollectible during the month of September,
		1996 allocable to the Investor Interest
		for Series 1994-B (the "Aggregate Investor
		Default Amount") ..........$3,439,373.67

	6.	Investor Charge Offs

		(a) The excess of the Aggregate Investor
		Default Amount set forth in paragraph 5
		above, over the amount of the withdrawals
		from the Cash Collateral Account made to
		reimburse the Trust for such amount written
		off (an "Investor Charge Off") ........$0.00

		(b) The amount of the Investor Charge Offs
		set forth in paragraph 6 (a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's
		investment ...............$0.00

		(c) The aggregate amount of Investor Charge
		Offs reimbursed on the Transfer Data
		immediately preceding such Distribution
		Data ........................$0.00

		(d) The amount of the reimbursed Investor
		Charge Offs set forth in paragraph 6 (c)
		above, per $1,000 original certificate
		principal amount ...........	$0.00

				C-3
	7.	Investor Servicing Fee

		The amount of the Investor Monthly Servicing
		Fee payable by the Trust to the Servicer
		for the month of  September, 1996 ......$683,333.33

	8.	Available Cash Collateral Amount

		The amount available to be withdrawn from
		the Cash Collateral Account as of the close
		of business on 10/11/96 (the "Transfer
		Date"), after giving effect to all with-
		drawals, deposits and payments to be made in
		respect of the preceding months .......$11,839,788.60

	 	The Required Cash Collateral Amount on the
		Transfer Date .............$26,650,000.00

	9.	Available LOC Amount

		The available LOC amount as of the close
		of business on 10/11/96 (the "Transfer
		Date")...................$32,800,000.00

	9.A	The Required Enhancement Amount on the
		Transfer Date ......$59,450,000.00

	10.	Deficit Controlled Amortization Amount

		With respect to the next succeeding Monthly
		Period, the amount, if any, by which the
		Controlled Distribution Amount exceeds the
		Monthly Total Percentage Allocation, deter-
		mined as of the last day of the preceding
		month ..........................$0.00


C.	The Pool Factor

		The Pool Factor for the Record Date 06-30-96 (which represents the ratio of the amount of the Investor Interest for Series 1994-B as of such Record Date (adjusted after taking into account any reduction in the Investor Interest which will occur on the following Distribution
		Date) to the Initial Investor Interest for
		Series 1994-B). The amount of a Certificate-holder's pro rata share of the Investor Interest for Series 1994-B can be determined by multiplying the original denomination by
		the Pool Factor ...........	1.0000000


				C-4

D.	Other Information

		Currently Effective Fixed Rate Receivable
		Percentage.....................50.00%

		Interest Rate Cap Amount for the Transfer Date
		immediately preceeding the Distribution 	Date..
 ...$205,000,000.00

		Portfolio Yield...................13.79%

		Base Rate.......................7.75%

		Excess Spread Percentage for the prior
		Monthly Period............6.17%

		Currently Effective Three Month Average
		Excess Spread Percentage................	6.12%


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer

				By:
				Name:   Tom Mason
				Title:  Senior Vice President


				C-5
    Schedule - to Monthl	 Servicer's Certificat
    with respect to the  Series 1994-
						               Certificates


			   THE PRUDENTIAL BANK & TRUST COMPANY
		   ___________________________________________________

		PB&T MASTER CREDIT CARD TRUST II, SERIES 1994-B, CLASS I
		   ___________________________________________________

1.	The aggregate amount of the Investor Percentage
	of Collections of Principal Receivables processed
	by the Servicer pursuant to Section 4.06 during
	the preceding Monthly Period was equal to ......
2.	The aggregate amount of the Investor Percentage of
	Collections of Finance Charge Receivables
	(including amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer during
	the preceding Monthly Period was equal to 	......$5,677,636.29

a.	The aggregate amount of the Investor Percentage
	of Collections of Finance Charge Receivables
	(excluding amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer pursuant
	to Section 4.06 during the preceding Monthly
	Period was equal to ..........	$5,162,186.87

b.	The aggregate amount of Interchange to be
	deposited in the Series Finance Charge Account
	with respect to the Series 1994-B Certificates
	(pursuant to Section 3 (c) of the Series 1994-B
	Supplement) on the Transfer Date of the current
	calendar month is equal to .....$341,691.61

c.	The aggregate amount of Investor Percentage of
	Recoveries deposited in the Series Finance
	Charge Account with respect to the preceding
	Monthly Period was equal to ......	$173,757.80

3.	The aggregate amount of Investor Percentage of
	amounts with respect to Cardholder Fees
	deposited into the Series Finance Charge
	Account on or before the Transfer Date during
	the current Monthly Period with respect to the
	prior Monthly Period is equal to ......$441,509.14

4.	The aggregate amount of Investor Percentage of
	amounts with respect to Ineligible Finance
	Charge Receivables deposited into the Series
	Finance Charge Account on or before the
	Transfer Date during the current Monthly Period
	with respect to the prior Monthly Period is
	equal to ..........$0.00

5.	The aggregate amount of Investor Percentage of
	amounts with respect to Discount Option
	Receivables deposited into the Series Finance
	Charge Account on or before the Transfer Date
	during the current Monthly Period with respect
	to the prior Monthly Period is equal to .........	$2,032,005.01

6.	The aggregate amount of funds deposited into
	the Seller's Account in connection with Credit
	Adjustments and Ineligible Principal
	Receivables with respect to the previous
	Monthly Period is equal for ..........	$0.00

7.	The aggregate amount of funds on deposit in the
	Series Finance Charge Account allocable to the
	Series 1994-B Certificates with respect to
	Collections processed as of the end of the last
	day of the preceding Monthly Period was equal
	to ..............	$8,151,150.44

8.	The aggregate amount of funds on deposit in the
	Series Principal Account allocable to the
	Series 1994-B Certificates with respect to
	Collections processed as of the last day of the
	preceding Monthly Period was equal to ......$0.00

9.	The aggregate amount of funds on deposit in the
	Seller's Account allocable to the Series 1994-B
	Certificates as of the Transfer Date is equal
	to ............$0.00

10.	The Total Withdrawal Amount required to be made
	from the Cash Collateral Account pursuant to
	Section 4.08 on the Transfer Date in the
	current calendar month is equal to .........$0.00


11.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and paid in
	accordance with the Loan Agreement pursuant to
	subsection 4.08 (h) on the Transfer Date on
	the current calendar month is equal to ..........$2,063,187.60


12.	The Cash Collateral Account Surplus on the
	Transfer Date in the Current calendar month is
	equal to .........$0.00

				S-2
13.	The aggregate amount to be withdrawn from the
	Cash Collateral Account and to be paid in
	accordance with the Reimbursement Agreement on the
	Transfer Date on the current calendar month is
	equal to ........$0.00

14.	The Available Cash Collateral Amount on the
	Transfer Date of the current calendar month,
	after giving effect to the deposits and
	withdrawals specified above, is equal to ........$11,839,788.60

15.	The amount of interest payable to the Series
	1994-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ................$1,845,706.11

16.	The amount of principal payable to the Series
	1994-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ...............$0.00

17.	The sum of all amounts payable to the Series
	1994-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ....................$1,845,706.11

18.	To the knowledge of the undersigned, no
	Series 1994-B Pay Out event or Trust Pay
	Out Event has occurred except as described below:

							None

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 7th day of October, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer

				By:
				Name:   Tom Mason
				Title:  Senior Vice President

   EXHIBIT A to Reimbursement Agreement
		             MONTHLY PAYMENT CERTIFICATE

			        PRUDENTIAL BANK AND TRUST COMPANY

		PBT&T MASTER CREDIT CARD TRUST SERIES 1994-B, CLASS I

The undersigned is a duly authorized representative of The Prudential Bank & Trust Company
("PB&T"), as Servicer under the Reimbursement Agreement dated as of December 8, 1994.
among Bankers Trust, as Trustee (the "Trustee"),
PB&T, Canadian Imperial Bank of Commerce as Agent (the "Agent") and State Street Bank and
Trust Company as initial bank (the "Bank" and, as collectively with the Assignees, the "Banks") does hereby certify as follows:

	(a)	Capitalized terms used in this certificate
have the respective meanings set forth
		in the Reimbursement Agreement,
and references herein to certain sections and
		subsections are references to the respective sections and subsections of the
		Reimbursement Agreement.

	(b)	PB&T is the Servicer under the
Reimbursement Agreement.

	(c)	The undersigned is duly authorized by PB&T,
as Servicer, to instruct the Trustee
		to make the payments designated herein.

	(d)	The total amount of Available Funds and
Earnings equals:	$2,108,114.27


I.	Fees, Expenses and Other Amounts.

	Pursuant to the Reimbursement Agreement, the Servicer hereby directs the Trustee to
	make the following payments to the Bank for application to the Banks out of the total amount of
	Available Funds and Earnings (see (d) above):

	(1)	Amounts payable to the Banks under Reimbursement Agreement. Section 2A.

		(A)	Interest and principal on L/C draws			$0.00

		(B)	Unpaid Monthly L/C Fee			$0.00

		(C)	Cash Collateral Account Deficiencies $1,036,950.57

		(D)	Other Amounts owed the L/C Bank $1,070,043.53

		(E)	L/C Commitment Fee	$1,120.17

		(F)	Total amount payable
			(A + B + C + D + E)				$2,108,114.27


	(6)	Remaining Available Funds and Earnings
			((d) - (I.F))			$0.00



II.	Finance Charge Shortfall Amounts

	(1)	Available Funds and Earnings to support
other Finance
		   Charge Sharing Series in Group One.	$0.00

	(2)	Finance Charge Shortfalls in other Finance Charge Sharing
		  Series in Group One.				N/A

	(3)	If a Finance Charge Shortfall exists in 1994-B, Available
		   Funds and Earnings from other Finance Charge Sharing Series				N/A

	(4)	Allocable Finance Charge Percentage		100%

	(5)	Remaining Available Funds and Earnings	$0.00


III.	Principal Shortfall Amounts

	(1)	Available Funds and Earnings to support other Principal
		   Sharing Series in Group One.		$0.00

	(2)	Princicpal Shortfalls in other Principal Sharing
		  Series in Group One.				N/A

	(3)	If a Principal Shortfall exists in 1994-B,
		Available Funds and Earnings from other Principal Sharing Series				N/A

	(4)	Allocable Principal Shortfall Percentage		100%

	(5)	Remaining Available Funds and Earnings	$0.00

IV.	Remaining Amount

	(1)	Remaining Available Funds
		   and Earnings payable to PB&T

		(see (II) (4))				$0.00


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer

				By:
					Name:  Tom Mason
					Title:  Senior Vice President

The Prudential Bank and Trust Company


For Monthly Period ended:                      			9/30/96

Interest Period (# of days):                 			30

Date of this Report: 			10/7/96

Period (Revolving, Controlled Amortization or Rapid Amortization):
		           Revolving


A.	Excess Spread Calculation (per Reimbursement Agreement):

1	Collections of Finance Charge Receivables (excluding
	Interchange and Recoveries)	$5,162,186.87
	(Schedule to the Monthly Servicer's Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly Servicer's
	Certificate 3.) $441,509.14

3	Ineligible Finance Charge Receivables
(Schedule	to the Monthly Servicer Certificate 4.)$0.00


4	Discount Option Receivables (Schedule to the		$2,032,005.01
	Monthly Servicer Certificate 5.)

5	Interchange (Schedule to the Monthly Servicer
Certificate 2.b.)
	$341,691.61

6	Recoveries (Schedule to the Monthly Servicer
	Certificate 2.c.)	$173,757.80

6.A	Interest Rate Cap Amounts Payable			$0.00

6.B	Finance Charge Inflow				$0.00

6.C	Earnings on Cash Collateral Account		$44,926.67

7	Sum of all spread components
(A1 + A2 + A3 + A4 + A5 + A6 + A6.A + A.6B +A.6C) $8,196,077.10

8	Certificate Interest to be paid on Distribution		$1,845,706.11
	Date (Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly Certificateholders' Statement 7.)
	$683,333.33

10	Operating Expense Fee (Monthly Payment Instructions
	and Notification C(1)) $20,500.00


11	Monthly Enhancement Fee
(Monthly Payment Instructions	and Notification
D(1))$15,033.33


12	Program Fee (Monthly Payment Instructions
	and Notification E(1))	$84,016.39

13	Aggregate Investor Default Amount
(Monthly Certificate holders' Statement B.5)
			$3,439,373.67

14	Reimbursement of Investor Charge Offs
(Monthly	Certificate holders' Statement B.6.c.) $0.00


16	Sum of all expenses (A8 + A9 + A10 + A11 + A12 +	A13 + A14 )
	$6,087,962.83

17	Excess spread (A7 - A16)					$2,108,114.27

18	Excess spread Percentage for Monthly Period 6.17%
	(A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day of the Monthly Period	$410,000,000.00

2	Investor Interest on the last day of the Monthly Period		$410,000,000.00

3	Average Excess Spread Percentage for three
preceding	6.12%
	Monthly Periods

4	Average Excess Spread Percentage for twelve
preceding	 4.60%
	Monthly Periods

5	Spread Account Cap for preceding Monthly Period	$26,650,000.00

6	Spread Account Trigger

	Upward Trigger (Monthly):
	a)	If  B3 <= 3.0% but B3 >= 2.25%, then B7 = 14,350,000

	b)	If  B3 <= 2.25% but B3 >= 2.00%, then B7 = 22,550,000

	c)	If B3 < 2.00%, then B7 = $23,575,000

7	Applicable Spread Account Cap for next succeeding
	Transfer Date (B6a, B6b,B6c if applicable,
	otherwise B5)	$26,650,000.00

8	Required Cash Collateral Amount		$26,650,000.00

	a)	if Payout Commencement Date
		(the greater of  9.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the last Transfer Date	$10,802,838.03

10	Cash Collateral Amount on the next succeeding Transfer Date
$11,839,788.60

11	Seller's Collateral Account Deficiency	$14,810,211.40

12	Stated Amount of LOC					$32,800,000.00

13	Maximun LOC Amount					$42,275,000.00

14	Less Drawings			$0.00

15	Unutilized LOC amount as of the last Transfer	$9,475,000.00
	Date

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal Receivables
	(105.2632% * aggregate Initial Investor Interest)
	$905,263,520.00
2	Minimum Seller Interest (5.00% * C1)
	$45,263,176.00

3	Lowest Average Seller Interest for any thirty-day
	period during the preceding Monthly Period
	(computed  on the Schedule 1 to Exhibit B)
	$61,513,153.69
4	Breach of Minimum Seller Interest during the
	preceding Monthly Period ("Yes" or "No") NO

5	Deficiency in Minimum Seller Interest (C2 - C3)		0.00


C.	Remaining Amount

	L/C Commitment Fee				 	$1,120.17

	Remaining Available Funds
	  and Earnings					$2,106,994.10


		3 Month Avg.	12 Month Avg.
Reporting	Excess Spread	Excess Spread	Excess Spread
Period	Excess Spread	Percentage		Percentage
		Dec-94	107,254.16	2.93%
		Jan-95	398,503.15	5.98%
		Feb-95	293,549.94	4.40%	4.00%
		Mar-95	299,327.95	4.49%	4.96%	4.12%
		Apr-95	173,990.37	2.61%	3.83%	3.82%
		May-95	399,235.18	5.99%	4.36%	4.18%
		Jun-95	120,313.93	1.80%	3.47%	3.84%
		Jul-95	928,981.55	5.31%	4.37%
		Aug-95	771,546.27	4.41%	3.84%
		Sep-95	703,085.57	4.02%	4.58%
		Oct-95	814,046.87	4.65%	4.36%
		Nov-95	823,396.74	4.71%	4.46%	4.27%
		Dec-95	642,612.04	3.67%	4.34%	4.34%
		Jan-96	1,262,587.44	3.70%	4.02%	4.15%
		Feb-96	754,306.68	2.21%	3.19%	3.96%
		Mar-96	1,273,018.45	3.73%	3.21%	3.90%
		Apr-96	867,025.68	2.54%	2.82%	3.89%
		May-96	2,601,466.36	7.61%	4.63%	4.03%
		Jun-96	1,378,830.88	4.04%	4.73%	4.22%
		Jul-96	1,955,716.11	5.72%	5.79%	4.25%
		Aug-96	2,206,213.01	6.46%	5.41%	4.42%
		Sep-96	2,108,114.27	6.17%	6.12%	4.60%
				0.00%	4.21%
				0.00%	2.06%